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                                                                    EXHIBIT 99.2
INCOMNET

FOR IMMEDIATE RELEASE
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For more information, contact:
    George Blanco
    Incomnet, Inc.
    (949) 224-7575

                  INCOMNET ANNOUNCES THE ASSIGNMENT OF INCOMNET
               COMMUNICATIONS CORPORATION'S DEBTOR-IN-POSSESSION
               FINANCING AND A COURT EXTENSION TO FILE A PLAN OF
                                 REORGANIZATION

IRVINE, Calif.--(BUSINESS WIRE)--January 3, 2000
Incomnet, Inc. (ICNTE) and its wholly owned subsidiary, Incomnet Communications Corporation, an Orange County based sales and marketing company providing innovative cost-saving communications and internet related services, today announced certain important developments. As previously announced, on September 2, 1999, Incomnet, Inc. and its wholly owned subsidiary Incomnet Communications Corporation each filed for voluntary petitions for protection under Chapter 11 of the Federal Bankruptcy Code in the United States Bankruptcy Court for the Central District of California, Santa Ana Division

FOOTHILL CAPITAL CORPORATION DEBTOR-IN-POSSESSION FINANCING ASSIGNMENT TO IRONWOOD TELECOM LLP
Incomnet Communications Corporation (ICC) received court approval for the assignment of ICC's debtor-in-possession financing from Foothill Capital Corporation ("Foothill") to Ironwood Telecom LLP ("Ironwood"), Incomnet, Inc.'s largest secured creditor. ICC will be obligated under substantially the same financing terms with Ironwood as it was with Foothill. The assumption by Ironwood allows ICC more time to execute its reorganization efforts in the coming months. George Blanco, ICC's Chief Operating Officer, said, "Foothill has been a very important partner in ICC's reorganization efforts. We have maintained a very positive relationship with Foothill and greatly appreciate their spirit of cooperation and support during this process."

EXTENSION TO FILE A PLAN OF REORGANIZATION WITH THE BANKRUPTCY COURT Incomnet, Inc. and ICC each received court approval to extend to January 31, 2000 their respective deadlines for filing each company's own plan of reorganization with the bankruptcy court. George Blanco said, "The extension will allow Incomnet, Inc.'s and

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ICC's senior management additional time to develop appropriate reorganization or other plans for Incomnet, Inc. and ICC."


          NOTICE REGARDING FORWARD-LOOKING STATEMENTS IN PRESS RELEASE

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The company intends that such forward-looking statements be subject to the safe harbors created by such statutes. The forward-looking statements included herein are based on current expectations that involve a number of risks and uncertainties. Accordingly, to the extent that this press release contains forward-looking statements regarding the financial condition, operating results, business prospects or any other aspect of the company and its subsidiaries, please be advised that the company and its subsidiaries' actual financial condition, operating results and business performance may differ materially from that projected or estimated by the company in forward-looking statements. The differences may be caused by a variety of factors, including but not limited to adverse economic conditions, intense competition, including intensification of price competition and entry of new competitors and products, adverse federal, state and local government and agency regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, lower sales and revenues than forecast, loss of customers, loss of suppliers, technical problems with the company's operations, failure to obtain new customers, litigation and administrative proceedings involving the company, the possible acquisition of new businesses that result in operating losses or that do not perform as anticipated, resulting in unanticipated losses, inability of the company to continue as a going concern, adverse publicity and news coverage, inability to carry out marketing and sales plans, loss of key executives, loss of independent sales representatives and other specific risks that may be alluded to in this press release or in other reports issued by the company. The inclusion of forward-looking statements in this press release should not be regarded as a representation by the company or any other person that the objectives or plans of the company will be achieved.


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